UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-4612

Name of Fund:  Merrill Lynch Eurofund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Eurofund, 800 Scudders Mill Road, Plainsboro, NJ,
08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2003


Merrill Lynch
EuroFund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch EuroFund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH EUROFUND


PORTFOLIO INFORMATION


As a Percentage of Stocks
As of April 30, 2003


A pie chart illustrating the following portfolio information:


                         Percentage
Country                  of Stocks

United Kingdom              32.7%
Ireland                      1.5
Sweden                       3.5
Finland                      2.4
Italy                        7.3
Spain                        0.0*
France                      20.2
Denmark                      1.4
Netherlands                 12.5
Switzerland                 11.1
Germany                      6.8
Belgium                      0.6

*Less than 0.1%



EUROPEAN STOCK MARKET PERFORMANCE


Total Return for the
Six-Month Period
Ended April 30, 2003
In U.S. dollars*


A bar chart illustrating the following portfolio information:


                           Total
Country                    Return

Spain                       21.9%
Sweden                      17.7
Denmark                     17.1
Italy                       14.3
Ireland                     13.8
Germany                      5.2
Norway                       4.9
France                       3.7
Finland                      3.4
United Kingdom               1.7
Switzerland                  1.1
Netherlands                - 4.8


Source: MSCI Europe
Index.

*For the six-month period ended April 30, 2003, total investment return for the MSCI Europe Index was +4.17%.



Merrill Lynch EuroFund, April 30, 2003


DEAR SHAREHOLDER


Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There were no changes to the Class B or Class C share class labels. Trading symbols have not been changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.

For the six-month period ended April 30, 2003, the total return for the Fund's unmanaged benchmark, the Morgan Stanley Capital International Europe Index, was +4.17%. For the same period, Merrill Lynch EuroFund's Class A, Class B, Class C and Class I Shares had total returns of +3.94%, +3.41%, +3.48% and +4.01%, respectively. Fund performance was ahead of the Lipper European Region Funds Average, which returned +3.31% for the six months ended April 30, 2003. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)


Investment Environment
The market remained very volatile during the six-month period ended April 30, 2003. Expectations for better corporate earnings and economic data toward the end of 2002 improved investors' outlook. The market moved higher during November 2002, but did sell off again in December because of increasing worries over the Middle East conflict, the high price of oil and the weakening of the U.S. dollar against the euro. This negative stock market trend was enforced during the first quarter of 2003, with dollar-sensitive and insurance stocks leading the way down and defensive stocks outperforming. During the latter part of March 2003, the market started to rally when it became clearer that the Iraqi war would end sooner than expected. This continued through April when corporate earnings did not disappoint as much as investors expected. There was also a feeling that the market was probably oversold at one stage, discounting very low economic and earnings growth for 2003. During the six-month period ended April 30, 2003, the best-performing sectors included those with little U.S. dollar exposure, such as software and services, telecommunication, banks and utilities. The worst performers were mixed and included hotels, restaurant and leisure, food staples, retailing and insurance sectors. Because of poor economic visibility, we reduced the Fund's economically sensitive exposure and increased its financial exposure as investors were selling off banks, insurance and diversified financial sectors. Initially this benefited the Fund toward the end of 2002, but affected performance negatively during the first quarter of 2003. By adhering to the view that most financial stocks' valuations were discounting a recession and selectively increasing the positions, the Fund's performance ended the six-month period in line with the benchmark.

During the six-month period ended April 30, 2003, Europe's economic performance remained lacklustre. In 2002, Europe was the only major economic region to disappoint depressed consensus growth expectations. This poor performance reflected a combination of structural headwinds--in particular high business costs in core Europe--and hawkish monetary and fiscal policies. The outlook for 2003 appears little better. Europe's lack of competitiveness is being exacerbated by the stronger euro and high price of oil. In addition, proposed budgetary measures imply a modest tightening of European fiscal policy this year (outside of the United Kingdom) and consumer confidence has fallen to a six-year low. These factors threaten to send the European economy back into recession (Germany already appears in recession) in the absence of a significant change in economic policies. Most troublesome, however, is the fact that the spectrum of deflation is rising. Deflation is presently a very real risk in Germany where core inflation has already fallen below 1%, real interest rates are high, unemployment is high and rising, and bank lending is contracting. As yet, however, there are few signs that Germany's problems are spreading to the rest of Europe. Real interest rates are far lower outside of Germany, and pan-European bank lending remains healthy. We believe that this suggests that the probability of Europe following Japan into a prolonged period of stagnant output and falling prices remains low.

The European Central Bank (ECB) is waking up to these risks. The repurchase rate was lowered to 2.5% in March 2003, and there is open discussion of a change in the ECB's objectives. We believe that a move to a symmetrical inflation target appears likely later this year. Irrespective of any official change in the policy target, interest rates look set to fall further over coming months. European growth is likely to remain below trend throughout 2003, adding to excess capacity, and inflation is set to fall sharply to well below the existing 2% ceiling. We expect the ECB to cut interest rates to 2% or below. Meanwhile, greater flexibility in interpreting the Stability Pact appears inevitable, allowing for some slackening of fiscal restraints during the year.



Merrill Lynch EuroFund, April 30, 2003


The UK economy has continued to generate remarkably consistent economic growth. It grew .4% in the fourth quarter of 2002 and has currently recorded an unprecedented 42 consecutive quarters of economic growth. We believe that this run is likely to be extended. For any economy, this is an extraordinary achievement (the new paradigm view of the United States was arguably built on less), but for a small, open economy, it is astounding. The recent weakness of the sterling threatens to push inflation further above target later this year. Finally, economic growth has become increasingly dependent on the public sector, with higher government spending accounting for all the U.K.'s growth during the last two quarters.

Despite these imbalances, we still believe that the United Kingdom can pull off another soft landing. The consumer will be pivotal to the outcome in 2003. While consumer spending is slowing, it remains well underpinned by rising income growth (particularly in the public sector), very low unemployment and even lower real interest rates.

During the second half of 2002, pan-European consensus expectations for 2002 earnings growth were slashed from 25% to -2% as analysts uncovered the murky details of Continental European corporate balance sheets. In Europe (ex-U.K.), the level of earnings expectations was running at -2% in aggregate for 2002 and projected at 32% for 2003, against nominal gross domestic product growth of 2.5% and 3%, respectively. Admittedly, 2002 expectations were downgraded while the earnings quantum for 2003 was left unchanged, thus giving an artificially high run rate for this year. This high run rate can also be partly explained by the absence of write-offs in 2003's forecasts. Our forecasts were reduced as worries about certain large earnings-weighted sectors came to fruition. The financials sector (34% of pan-European earnings) is unlikely to post any earnings per share growth in aggregate. The main culprit was the insurance sector, but diversified financials added to the drag because analysts began to question the sustainability of revenue given the depressed equity market levels.

Having seen severe downgrades to earnings, the momentum of analyst upgrades/downgrades is improving. However, the strength of the euro may hinder the competitiveness of European companies and pressure margins. Although economic value added and free cash flow analysis indicate that equities are offering good long-term returns, absolute measures such as price/earnings are only modestly attractive on a short-term view. The pan-European valuations at a price/earnings of 16 mask that Continental Europe is on a much higher rating (price/ earnings ratio of 20) than the U.K. equity market (price/earnings ratio of 15). However, the cyclicality of Continental European companies is bigger and will offer better upside once the economic data starts to improve. At the moment, the Fund is underweight in the U.K. market. In the short term, the dividend yield on European equities offers valuation support following the stock market rally of March and April 2003.


Investment Strategy
The main shift in the Fund's position during the six-month period ended April 30, 2003 was to increase the cyclical and defensive exposure in favor of hotels, restaurants and leisure, and energy stocks, respectively, which represented more attractive value on a risk-adjusted basis. Our exposure in the financial sectors was slightly reduced after the strong recovery in some shares during April 2003. At April 30, 2003, the Fund's major overweighted positions were in banks, commercial services and retailing, and our significant underexposure was in utilities, insurance and software services.


In Conclusion
We thank you for your investment in Merrill Lynch EuroFund, and we look forward to reviewing our outlook and strategy with you in the next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Hubert Aarts)
Hubert Aarts
Portfolio Manager



May 29, 2003



We are pleased to announce that Hubert Aarts has been named
Portfolio Manager of Merrill Lynch EuroFund. Mr. Aarts joined
Merrill Lynch Investment Managers, L.P. in 1995 as Portfolio
Manager.



Merrill Lynch EuroFund, April 30, 2003


PERFORMANCE DATA


About Fund Performance


Effective April 14, 2003, Class A Shares were re-designated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through five pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenence fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results

                                                                      Ten-Year/
                                     6-Month          12-Month     Since Inception
As of April 30, 2003               Total Return     Total Return     Total Return
ML EuroFund Class A Shares*            +3.94%          -14.95%         + 94.70%
ML EuroFund Class B Shares*            +3.41           -15.65          +137.92
ML EuroFund Class C Shares*            +3.48           -15.64          + 81.92
ML EuroFund Class I Shares*            +4.01           -14.77          +163.86
ML EuroFund Class R Shares*             --               --            -  0.83
MSCI Europe Index**                    +4.17           -15.17    +103.55/+62.08/+0.25
MSCI Europe Value Index***             +6.31           -14.92    +149.54/+87.42/+8.52


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are ten years for Class B &
Class I Shares, from 10/21/94 for Class A & Class C Shares and from
1/03/03 for Class R Shares.
**This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries. Ten-year/since inception total returns are for ten years, from 10/31/94 and 1/03/03, respectively.
***This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries that are classified as value securities (that is, low price/book value securities). Ten-year/since inception total returns are for ten years, from 10/31/94 and 1/31/03, respectively.



Merrill Lynch EuroFund, April 30, 2003


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 4/30/03                    -14.95%        -19.42%
Five Years Ended 4/30/03                  - 1.40         - 2.46
Inception (10/21/94)
through 4/30/03                           + 8.13         + 7.45

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 4/30/03                    -15.65%        -19.01%
Five Years Ended 4/30/03                  - 2.17         - 2.41
Ten Years Ended 4/30/03                   + 9.05         + 9.05

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 4/30/03                    -15.64%        -16.48%
Five Years Ended 4/30/03                  - 2.16         - 2.16
Inception (10/21/94) through 4/30/03      + 7.27         + 7.27

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 4/30/03                    -14.77%        -19.25%
Five Years Ended 4/30/03                  - 1.16         - 2.22
Ten Years Ended 4/30/03                   +10.19         + 9.60

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class I Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



Aggregate Total Return


                                                    % Return Without
                                                       Sales Charge
Class R Shares

Inception (1/03/03)
through 4/30/03                                           -0.83%




Merrill Lynch EuroFund, April 30, 2003


SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                              Shares                                                                             Percent of
Industry+++                    Held                         Common Stocks                              Value     Net Assets
Belgium

Diversified Financials      182,837   Fortis                                                         $   3,068,854     0.6%

                                      Total Common Stocks in Belgium (Cost--$3,483,588)                  3,068,854      0.6


Denmark

Commercial Services &       207,011   ISS A/S                                                            7,748,150      1.4
Supplies

                                      Total Common Stocks in Denmark (Cost--$10,539,494)                 7,748,150      1.4


Finland

Technology, Hardware &      768,852   Nokia Oyj (Series A)                                              13,007,874      2.3
Equipment

                                      Total Common Stocks in Finland (Cost--$11,444,921)                13,007,874      2.3


France

Automobiles &               220,419   PSA Peugeot Citroen                                               10,316,724      1.9
Components

Banks                       323,232   BNP Paribas SA                                                    15,172,180      2.7

Diversified                 190,895   ++France Telecom SA                                                4,409,905      0.8
Telecommunication
Services

Energy                      170,097   TotalFinaElf SA                                                   22,304,828      4.0

Hotels, Restaurants &       284,409   Accor SA                                                           9,372,839      1.7
Leisure

Insurance                   411,098   Axa                                                                6,244,071      1.1

Materials                   351,302   Arcelor                                                            3,975,419      0.8
                            181,315   Pechiney SA 'A'                                                    5,230,686      0.9
                                                                                                     -------------   ------
                                                                                                         9,206,105      1.7

Media                       578,141   ++Vivendi Universal SA                                             9,420,002      1.7

Pharmaceuticals &           180,146   Aventis SA                                                         9,149,468      1.6
Biotechnology

Retailing                    82,213   Pinault-Printemps-Redoute SA                                       5,743,534      1.0

Telephone                    53,869   ++France Telecom SA (New Shares)                                   1,239,028      0.2
Communications

Utilities                   525,651   Suez SA                                                            8,558,884      1.5

                                      Total Common Stocks in France (Cost--$108,476,447)               111,137,568     19.9




Merrill Lynch EuroFund, April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

                              Shares                                                                             Percent of
Industry+++                    Held                         Common Stocks                              Value     Net Assets
Germany

Automobiles                 118,716   Volkswagen AG                                                  $   4,173,344     0.7%

Capital Goods               149,496   Linde AG                                                           5,632,437      1.0

Telecommunication           632,736   Deutsche Telekom AG (Registered Shares)                            8,459,481      1.5
Services

Utilities                   185,956   E.On AG                                                            8,900,832      1.6

                                      Total Common Stocks in Germany (Cost--$31,729,982)                27,166,094      4.8


Ireland

Banks                       693,082   Bank of Ireland                                                    8,546,952      1.5

                                      Total Common Stocks in Ireland (Cost--$4,878,760)                  8,546,952      1.5


Italy

Banks                     5,125,933   Intesa BCI SpA                                                    13,305,983      2.3
                          2,110,111   Unicredito Italiano SpA                                            9,235,858      1.7
                                                                                                     -------------   ------
                                                                                                        22,541,841      4.0
Energy                      614,111   ENI SpA                                                            8,764,232      1.6

Telecommunication         1,080,979   Telecom Italia SpA                                                 8,824,619      1.6
Services

                                      Total Common Stocks in Italy (Cost--$40,990,723)                  40,130,692      7.2


Netherlands

Capital Goods               229,980   Imtech NV                                                          3,336,550      0.6

Commercial Services         665,758   Buhrmann NV                                                        2,221,529      0.4
& Supplies                  588,342   Vedior NV 'A'                                                      3,880,446      0.7
                                                                                                     -------------   ------
                                                                                                         6,101,975      1.1

Consumer Durables &         363,257   Koninklijke (Royal) Philips Electronics NV                         6,757,934      1.2
Apparel

Diversified Financials      329,700   Fortis                                                             5,489,745      1.0
                            541,453   ING Groep NV                                                       8,792,009      1.6
                                                                                                     -------------   ------
                                                                                                        14,281,754      2.6

Energy                      517,950   Royal Dutch Petroleum Company                                     21,184,888      3.8

Insurance                   468,832   Aegon NV                                                           4,766,504      0.9

Materials                   248,377   Akzo Nobel NV                                                      5,521,602      1.0

Media                       535,071   Wolters Kluwer NV 'A'                                              6,968,618      1.2

                                      Total Common Stocks in the Netherlands (Cost--$89,095,737)        68,919,825     12.4




Merrill Lynch EuroFund, April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

                              Shares                                                                             Percent of
Industry+++                    Held                         Common Stocks                              Value     Net Assets
Spain

Telecommunications            5,356   Telefonica SA (New Shares)                                     $      59,236     0.0%

                                      Total Common Stocks in Spain (Cost--$53,710)                          59,236     0.0*


Sweden

Banks                     1,666,473   Nordbanken Holding AB                                              8,842,003      1.6
                            591,077   Skandinaviska Enskilda Banken (SEB) 'A'                            6,142,218      1.1
                                                                                                     -------------   ------
                                                                                                        14,984,221      2.7

Materials                    82,872   Svenska Cellulosa AB (SCA) 'B'                                     2,806,404      0.5

                                      Total Common Stocks in Sweden (Cost--$16,743,414)                 17,790,625      3.2


Switzerland

Banks                       331,218   Credit Suisse Group                                                7,912,308      1.4

Construction                 50,556   Holcim Ltd. 'B'                                                    9,486,472      1.7
Materials

Food, Beverage &             90,477   Nestle SA (Registered Shares)                                     18,444,954      3.3
Tobacco

Pharmaceuticals &           373,331   Novartis AG (Registered Shares)                                   14,726,247      2.6
Biotechnology               175,858   Roche Holding AG                                                  11,189,667      2.0
                                                                                                     -------------   ------
                                                                                                        25,915,914      4.6

                                      Total Common Stocks in Switzerland (Cost--$65,670,050)            61,759,648     11.0


United Kingdom

Banks                     2,389,186   Barclays PLC                                                      16,505,547      3.0
                            512,015   HSBC Holdings PLC                                                  5,609,641      1.0
                            607,172   Royal Bank of Scotland Group PLC                                  15,924,480      2.8
                                                                                                     -------------   ------
                                                                                                        38,039,668      6.8

Capital Goods               685,618   Smiths Industries PLC                                              7,330,832      1.3

Commercial Services       3,039,771   Chubb PLC                                                          3,242,926      0.6
& Supplies                1,990,989   Hays PLC                                                           2,657,053      0.5
                                                                                                     -------------   ------
                                                                                                         5,899,979      1.1

Energy                    1,743,318   BP Amoco PLC                                                      11,047,519      2.0

Food & Drug               1,911,703   J Sainsbury PLC                                                    7,225,976      1.3
Retailing

Food, Beverage &          2,166,741   Unilever PLC                                                      21,297,423      3.8
Tobacco

Hotels & Motels             471,174   ++InterContinental Hotels Group PLC                                2,861,606      0.5

Insurance                 1,028,162   AVIVA PLC                                                          7,230,349      1.3
                            895,796   Prudential Corporation PLC                                         5,483,436      1.0
                                                                                                     -------------   ------
                                                                                                        12,713,785      2.3

Materials                   509,346   Anglo American PLC                                                 7,294,002      1.3




Merrill Lynch EuroFund, April 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

                           Shares Held/                                                                          Percent of
Industry+++            Beneficial Interest                  Common Stocks                              Value     Net Assets
United Kingdom (concluded)

Merchandising               720,279   Boots Group PLC                                                $   6,590,543     1.2%

Pharmaceuticals &         1,323,862   GlaxoSmithKline PLC                                               26,532,929      4.7
Biotechnology

Telecommunication         2,509,612   BT Group PLC                                                       7,189,699      1.3
Services                  9,663,054   Vodafone Group PLC                                                19,073,321      3.4
                                                                                                     -------------   ------
                                                                                                        26,263,020      4.7

Transportation              927,277   BAA PLC                                                            7,158,163      1.3

                                      Total Common Stocks in the United Kingdom
                                      (Cost--$199,633,240)                                             180,255,445     32.3




                                                           Preferred Stocks
                            156,794   Henkel KGaA                                                       10,180,463      1.8

                                      Total Preferred Stocks in Germany (Cost--$6,653,270)              10,180,463      1.8



                                                        Short-Term Investments
                        $ 9,816,618   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (a)        9,816,618      1.8
                        $52,556,099   Merrill Lynch Liquidity Series, LLC Money Market Series (a)(b)    52,556,099      9.4
                         35,037,397   Merrill Lynch Premier Institutional Fund (a)(b)                   35,037,397      6.3

                                      Total Short-Term Investments (Cost--$97,410,114)                  97,410,114     17.5


Total Investments (Cost--$686,803,450)                                                                 647,181,540    115.9
Liabilities in Excess of Other Assets                                                                 (88,818,326)   (15.9)
                                                                                                     -------------   ------
Net Assets                                                                                           $ 558,363,214   100.0%
                                                                                                     =============   ======

*Less than 0.1%.
++Non-income producing security.
+++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                   Dividend/
                                         Net        Interest
Affiliate                              Activity       Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I           $ 9,816,618     $17,856

Merrill Lynch Liquidity Series,
   LLC Money Market Series           $52,556,099      83,117

Merrill Lynch Premier
Institutional Fund                    35,037,397      65,181


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.



Merrill Lynch EuroFund, April 30, 2003


FINANCIAL INFORMATION
Statement of Assets and Liabilities as of April 30, 2003
Assets:           Investments, at value (including securities loaned of $83,091,122)
                     (identified cost--$686,803,450)                                                         $  647,181,540
                  Foreign cash (cost--$11,190)                                                                       11,191
                  Receivables:
                     Dividends                                                             $    4,904,657
                     Beneficial interest sold                                                   2,233,311
                     Securities sold                                                            2,113,148
                     Interest                                                                       8,631         9,259,747
                                                                                           --------------
                  Prepaid registration fees and other assets                                                         55,235
                                                                                                             --------------
                  Total assets                                                                                  656,507,713
                                                                                                             --------------

Liabilities:      Collateral on securities loaned, at value                                                      87,593,496
                  Payables:
                     Beneficial interest redeemed                                               5,161,817
                     Securities purchased                                                       4,409,324
                     Investment adviser                                                           359,328
                     Distributor                                                                  142,337
                     Other affiliates                                                             101,778        10,174,584
                                                                                           --------------
                  Accrued expenses and other liabilities                                                            376,419
                                                                                                             --------------
                  Total liabilities                                                                              98,144,499
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  558,363,214
                                                                                                             ==============

Net Assets        Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:       of shares authorized                                                                       $    2,304,014
                  Class B Shares of beneficial interest, $.10 par value, unlimited number
                  of shares authorized                                                                              995,239
                  Class C Shares of beneficial interest, $.10 par value, unlimited number
                  of shares authorized                                                                              250,086
                  Class I Shares of beneficial interest, $.10 par value, unlimited number
                  of shares authorized                                                                            1,706,456
                  Class R Shares of beneficial interest, $.10 par value, unlimited number
                  of shares authorized                                                                                    1
                  Paid-in capital in excess of par                                                              754,451,232
                  Undistributed investment income--net                                     $    4,470,768
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                                (166,404,321)
                  Unrealized depreciation on investments and foreign currency
                  transactions--net                                                          (39,410,261)
                                                                                           --------------
                  Total accumulated losses--net                                                               (201,343,814)
                                                                                                             --------------
                  Net assets                                                                                 $  558,363,214
                                                                                                             ==============

Net Asset Value:  Class A--Based on net assets of $251,815,362 and 23,040,142 shares
                           of beneficial interest outstanding                                                $        10.93
                                                                                                             ==============
                  Class B--Based on net assets of $94,976,026 and 9,952,386 shares
                           of beneficial interest outstanding                                                $         9.54
                                                                                                             ==============
                  Class C--Based on net assets of $23,107,511 and 2,500,856 shares
                           of beneficial interest outstanding                                                $         9.24
                                                                                                             ==============
                  Class I--Based on net assets of $188,464,216 and 17,064,558 shares
                           of beneficial interest outstanding                                                $        11.04
                                                                                                             ==============
                  Class R--Based on net assets of $99.21 and 10.34 shares of beneficial
                           interest outstanding                                                              $         9.59
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch EuroFund, April 30, 2003


FINANCIAL INFORMATION (continued)
Statement of Operations for the Six Months Ended April 30, 2003
Investment        Dividends (net of $1,085,888 foreign withholding tax)                                      $    8,279,657
Income:           Securities lending--net                                                                           148,298
                  Interest                                                                                           22,705
                                                                                                             --------------
                  Total income                                                                                    8,450,660
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $    2,064,602
                  Account maintenance and distribution fees--Class B                              488,647
                  Account maintenance fees--Class A                                               311,159
                  Transfer agent fees--Class A                                                    278,776
                  Transfer agent fees--Class I                                                    202,886
                  Transfer agent fees--Class B                                                    128,786
                  Accounting services                                                             119,793
                  Account maintenace and distribution fees--Class C                               113,819
                  Custodian fees                                                                   73,658
                  Professional fees                                                                44,428
                  Printing and shareholder reports                                                 41,084
                  Registration fees                                                                37,981
                  Transfer agent fees--Class C                                                     31,096
                  Trustees' fees and expenses                                                      26,703
                  Pricing fees                                                                      5,586
                  Other                                                                            27,399
                                                                                           --------------
                  Total expenses                                                                                  3,996,403
                                                                                                             --------------
                  Investment income--net                                                                          4,454,257
                                                                                                             --------------

Realized &        Realized loss on:
Unrealized Gain      Investments--net                                                        (35,734,950)
(Loss) on            Foreign currency transactions--net                                          (51,061)      (35,786,011)
Investments &                                                                              --------------
Foreign Currency  Change in unrealized appreciation/depreciation on:
Transactions--Net:   Investments--net                                                          51,535,192
                     Foreign currency transactions--net                                           117,864        51,653,056
                                                                                           --------------    --------------
                  Total realized and unrealized gain on investments and foreign
                  currency transactions--net                                                                     15,867,045
                                                                                                             --------------
                  Net Increase in Net Assets Resulting from Operations                                       $   20,321,302
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch EuroFund, April 30, 2003


FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                             April 30,         October 31,
Increase (Decrease) in Net Assets:                                                              2003               2002
Operations:       Investment income--net                                                   $    4,454,257    $    8,471,631
                  Realized losson investments and foreign currency transactions--net         (35,786,011)      (29,115,484)
                  Change in unrealized appreciation/depreciation on investments and
                  foreign currency transactions--net                                           51,653,056      (30,858,500)
                                                                                           --------------    --------------
                  Net increase (decrease) in net assets resulting from operations              20,321,302      (51,502,353)
                                                                                           --------------    --------------

Dividends to      Investment income--net:
Shareholders:        Class A                                                                  (3,781,571)       (4,346,901)
                     Class B                                                                    (279,315)         (632,583)
                     Class C                                                                    (188,282)         (236,668)
                     Class I                                                                  (3,186,060)       (4,868,725)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from dividends to shareholders         (7,435,228)      (10,084,877)
                                                                                           --------------    --------------
Beneficial        Net decrease in net assets derived from beneficial interest
Interest          transactions                                                               (42,513,575)     (192,934,251)
Transactions:                                                                              --------------    --------------

Net Assets:       Total decrease in net assets                                               (29,627,501)     (254,521,481)
                  Beginning of period                                                         587,990,715       842,512,196
                                                                                           --------------    --------------
                  End of period*                                                           $  558,363,214    $  587,990,715
                                                                                           ==============    ==============

                  *Undistributed investment income--net                                    $    4,470,768    $    7,451,739
                                                                                           ==============    ==============

See Notes to Financial Statements.



Merrill Lynch EuroFund, April 30, 2003


FINANCIAL INFORMATION (continued)
Financial Highlights

The following per share data and ratios                                             Class A++++
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                             April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $    10.67   $    11.89   $    14.40   $    17.07   $    17.39
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net++                          .16          .16          .18          .25          .24
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .25       (1.20)       (1.96)        (.08)         3.08
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                  .41       (1.04)       (1.78)          .17         3.32
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.15)        (.18)           --        (.30)        (.60)
                     In excess of investment income--net             --           --           --        (.01)           --
                     Realized gain on investments--net               --           --        (.50)       (2.53)       (3.04)
                     In excess of realized gain on
                     investments--net                                --           --        (.23)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.15)        (.18)        (.73)       (2.84)       (3.64)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $    10.93   $    10.67   $    11.89   $    14.40   $    17.07
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share           3.94%+++      (8.93%)     (13.18%)        1.32%       22.89%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       1.36%*        1.31%        1.31%        1.22%        1.22%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                         1.71%*        1.35%        1.36%        1.65%        1.48%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $  251,815   $  265,602   $  276,919   $  328,628   $  363,422
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             26.63%       39.98%       37.77%      100.17%       61.12%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Class D Shares were redesignated Class A Shares as of April 14,
2003.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch EuroFund, April 30, 2003


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)

The following per share data and ratios                                               Class B
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                             April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     9.25   $    10.25   $    12.48   $    15.15   $    15.79
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net++                          .14          .03          .07          .12          .10
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .17       (1.00)       (1.70)        (.08)         2.76
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                  .31        (.97)       (1.63)          .04         2.86
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.02)        (.03)           --        (.18)        (.46)
                     In excess of investment income--net             --           --           --       --++++           --
                     Realized gain on investments--net               --           --        (.41)       (2.53)       (3.04)
                     In excess of realized gain on
                     investments--net                                --           --        (.19)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.02)        (.03)        (.60)       (2.71)       (3.50)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     9.54   $     9.25   $    10.25   $    12.48   $    15.15
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share           3.41%+++      (9.51%)     (13.87%)         .48%       21.96%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       2.15%*        2.10%        2.08%        1.99%        2.00%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                          .85%*         .30%         .62%         .90%         .70%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $   94,976   $  108,337   $  253,646   $  481,876   $  730,361
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             26.63%       39.98%       37.77%      100.17%       61.12%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $(.01) per share.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch EuroFund, April 30, 2003


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)

The following per share data and ratios                                               Class C
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                             April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     9.00   $    10.03   $    12.25   $    14.93   $    15.66
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net++                          .13          .05          .07          .11          .10
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .18       (1.00)       (1.67)        (.07)         2.72
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                  .31        (.95)       (1.60)          .04         2.82
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.07)        (.08)           --        (.19)        (.51)
                     In excess of investment income--net             --           --           --       --++++           --
                     Realized gain on investments--net               --           --        (.42)       (2.53)       (3.04)
                     In excess of realized gain on
                     investments--net                                --           --        (.20)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.07)        (.08)        (.62)       (2.72)       (3.55)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     9.24   $     9.00   $    10.03   $    12.25   $    14.93
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share           3.48%+++      (9.59%)     (13.88%)         .49%       21.97%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       2.16%*        2.10%        2.10%        2.00%        2.01%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                          .91%*         .48%         .58%         .88%         .67%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $   23,108   $   24,153   $   30,838   $   43,736   $   52,742
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             26.63%       39.98%       37.77%      100.17%       61.12%
                                                             ==========   ==========   ==========   ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $(.01) per share.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch EuroFund, April 30, 2003


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)

The following per share data and ratios                                             Class I++++
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                             April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $    10.80   $    12.03   $    14.56   $    17.24   $    17.52
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net++                          .16          .18          .22          .28          .28
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .27       (1.20)       (1.98)        (.07)         3.11
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                  .43       (1.02)       (1.76)          .21         3.39
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.19)        (.21)           --        (.35)        (.63)
                     In excess of investment income--net             --           --           --        (.01)           --
                     Realized gain on investments--net               --           --        (.52)       (2.53)       (3.04)
                     In excess of realized gain on
                     investments--net                                --           --        (.25)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.19)        (.21)        (.77)       (2.89)       (3.67)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $    11.04   $    10.80   $    12.03   $    14.56   $    17.24
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share           4.01%+++      (8.68%)     (12.95%)        1.52%       23.25%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       1.11%*        1.06%        1.06%         .97%         .97%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                         2.00%*        1.46%        1.59%        1.84%        1.70%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $  188,464   $  189,899   $  281,109   $  368,995   $  567,273
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             26.63%       39.98%       37.77%      100.17%       61.12%
                                                             ==========   ==========   ==========   ==========   ==========



*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Class A Shares were redesignated Class I Shares as of April 14,
2003.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch EuroFund, April 30, 2003


FINANCIAL INFORMATION (concluded)
Financial Highlights (concluded)
                                                                                                                 Class R

                                                                                                                 For the
The following per share data and ratios have been derived                                                         Period
from information provided in the financial statements.                                                        Jan. 3, 2003++
                                                                                                               to April 30,
Increase (Decrease) in Net Asset Value:                                                                            2003
Per Share         Net asset value, beginning of period                                                           $     9.67
Operating                                                                                                        ----------
Performance:      Investment income--net++++                                                                            .12
                  Realized and unrealized loss on investments and foreign
                  currency transactions--net                                                                          (.20)
                                                                                                                 ----------
                  Total from investment operations                                                                    (.08)
                                                                                                                 ----------
                  Net asset value, end of period                                                                 $     9.59
                                                                                                                 ==========

Total Investment  Based on net asset value per share                                                              (.83%)+++
Return:**                                                                                                        ==========

Ratios to         Expenses                                                                                           1.62%*
Average                                                                                                          ==========
Net Assets:       Investment income--net                                                                             2.57%*
                                                                                                                 ==========

Supplemental      Net assets, end of period (in thousands)                                                       $ --++++++
Data:                                                                                                            ==========
                  Portfolio turnover                                                                                 26.63%
                                                                                                                 ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Amount is less than $1,000.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch EuroFund, April 30, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective April 14, 2003 Class A Shares were redesignated Class I Shares and Class D shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class I and Class A are sold with a front-end sales charge. Shares of Class B, Class C and Class R may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C, Class A and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or Nasdaq National are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.



Merrill Lynch EuroFund, April 30, 2003


* Options--The Fund is authorized to write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



Merrill Lynch EuroFund, April 30, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% on an annual basis of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account
                             Maintenance        Distribution
                                 Fee                Fee

Class A                          .25%                --
Class B                          .25%               .75%
Class C                          .25%               .75%
Class R                          .25%               .25%



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended April 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                              FAMD            MLPF&S

Class A                       $331            $5,439
Class I                       $ 44            $  575


For the six months ended April 30, 2003, MLPF&S received contingent deferred sales charges of $43,185 and $1,078 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of April 30, 2003, the Fund lent securities with a value of $2,078,314 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securites lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended April 30, 2003, MLIM, LLC received $61,505 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2003, the Fund reimbursed MLIM
$6,221 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $147,141,223 and $191,340,667, respectively.



Merrill Lynch EuroFund, April 30, 2003


Net realized gains (losses) for the six months ended April 30, 2003 and net unrealized gains (losses) as of April 30, 2003 were as follows:

                                                       Unrealized
                                      Realized           Gains
                                       Losses           (Losses)

Long-term investments             $ (35,734,950)     $ (39,621,910)
Foreign currency transactions           (51,061)            211,649
                                  --------------     --------------
Total                             $ (35,786,011)     $ (39,410,261)
                                  ==============     ==============


As of April 30, 2003, net unrealized depreciation for Federal income tax purposes aggregated $42,883,085, of which $46,030,273 related to appreciated securities and $88,913,358 related to depreciated securities. At April 30, 2003, the aggregate cost of investments, for Federal income tax purposes was $690,064,625.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $42,513,575 and $192,934,251 for the six months ended April 30, 2003 and the year ended October 31, 2002, respectively.

Transactions in shares of beneficial interest for each class were as follows:



Class A Shares for the Six Months                         Dollar
Ended April 30, 2003++                   Shares           Amount

Shares sold                            1,582,974    $    16,587,195
Automatic conversion of shares           550,879          5,814,368
Shares issued to shareholders
in reinvestment of distributions         304,883          3,201,268
                                  --------------    ---------------
Total issued                           2,438,736         25,602,831
Shares redeemed                      (4,282,421)       (44,667,659)
                                  --------------    ---------------
Net decrease                         (1,843,685)    $  (19,064,828)
                                  ==============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                               Dollar
Ended October 31, 2002++                 Shares           Amount

Shares sold                            1,656,030    $    19,592,533
Automatic conversion of shares         7,407,867         90,375,530
Shares issued to shareholders
in reinvestment of dividends             304,494          3,690,473
                                  --------------    ---------------
Total issued                           9,368,391        113,658,536
Shares redeemed                       (7,782,435)      (92,963,202)
                                  --------------    ---------------
Net increase                           1,585,956    $    20,695,334
                                  ==============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Six Months                         Dollar
Ended April 30, 2003                     Shares           Amount

Shares sold                            1,008,670    $     9,176,055
Shares issued to shareholders
in reinvestment of distributions          25,951            238,751
                                  --------------    ---------------
Total issued                           1,034,621          9,414,806
Shares redeemed                      (2,167,469)       (19,563,359)
Automatic conversion of shares         (632,356)        (5,814,368)
                                  --------------    ---------------
Net decrease                         (1,765,204)    $  (15,962,921)
                                  ==============    ===============



Class B Shares for the Year                               Dollar
Ended October 31, 2002                   Shares           Amount

Shares sold                            1,010,841    $    10,351,250
Shares issued to shareholders
in reinvestment of dividends              51,171            540,877
                                  --------------    ---------------
Total issued                           1,062,012         10,892,127
Shares redeemed                      (5,551,931)       (57,855,424)
Automatic conversion of shares       (8,529,696)       (90,375,530)
                                  --------------    ---------------
Net decrease                        (13,019,615)    $ (137,338,827)
                                  ==============    ===============



Class C Shares for the Six Months                         Dollar
Ended April 30, 2003                     Shares           Amount

Shares sold                              262,204    $     2,276,891
Shares issued to shareholders
in reinvestment of distributions          19,204            171,104
                                  --------------    ---------------
Total issued                             281,408          2,447,995
Shares redeemed                        (464,485)        (4,010,988)
                                  --------------    ---------------
Net decrease                           (183,077)    $   (1,562,993)
                                  ==============    ===============



Class C Shares for the Year                               Dollar
Ended October 31, 2002                   Shares           Amount

Shares sold                            1,374,716    $    13,260,089
Shares issued to shareholders
in reinvestment of dividends              20,662            212,610
                                  --------------    ---------------
Total issued                           1,395,378         13,472,699
Shares redeemed                      (1,786,154)       (17,452,450)
                                  --------------    ---------------
Net decrease                           (390,776)    $   (3,979,751)
                                  ==============    ===============



Class I Shares for the Six                                Dollar
Months Ended April 30, 2003++            Shares           Amount

Shares sold                            9,516,658    $    99,812,827
Shares issued to shareholders
in reinvestment of distributions         265,906          2,818,609
                                  --------------    ---------------
Total issued                           9,782,564        102,631,436
Shares redeemed                     (10,298,657)      (108,554,369)
                                  --------------    ---------------
Net decrease                           (516,093)    $   (5,922,933)
                                  ==============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Merrill Lynch EuroFund, April 30, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)



Class I Shares for the Year                               Dollar
Ended October 31, 2002++                 Shares           Amount

Shares sold                           12,972,775    $   149,724,514
Shares issued to shareholders
in reinvestment of dividends             340,031          4,161,981
                                  --------------    ---------------
Total issued                          13,312,806        153,886,495
Shares redeemed                     (19,105,157)      (226,197,502)
                                  --------------    ---------------
Net decrease                         (5,792,351)    $  (72,311,007)
                                  ==============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class R Shares for the Six Months                         Dollar
Ended April 30, 2003                     Shares           Amount

Shares sold                                   10    $           100
                                  --------------    ---------------
Net increase                                  10    $           100
                                  ==============    ===============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and state- ment of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended April 30, 2003.


6. Commitments:
At April 30, 2003, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with an approximate value of $4,324,000 and $2,013,000, respectively.


7. Capital Loss Carryforward:
On October 31, 2002, the Fund had a net capital loss carryforward of $127,357,132, of which $93,739,668 expires in 2009 and $33,617,464 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch EuroFund, April 30, 2003


PORTFOLIO INFORMATION


As of April 30, 2003


                                    Percent of
Ten Largest Equity Holdings         Net Assets

GlaxoSmithKline PLC                     4.7%
TotalFinaElf SA                         4.0
Unilever PLC                            3.8
Royal Dutch Petroleum Company           3.8
Vodafone Group PLC                      3.4
Nestle SA (Registered Shares)           3.3
Barclays PLC                            3.0
Royal Bank of Scotland Group PLC        2.8
BNP Paribas SA                          2.7
Novartis AG (Registered Shares)         2.6



                                    Percent of
Five Largest Industries*            Net Assets

Banks                                  19.2%
Energy                                 11.4
Pharmaceuticals & Biotechnology        10.9
Telecommunication Services              7.8
Food, Beverage & Tobacco                7.1


*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.




OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Robert C. Doll, Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Acting Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Eurofund


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Eurofund


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Eurofund


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Eurofund


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.